UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement pursuant to §14(a) of The Securities Exchange Act of 1934

Filed by the Registrant: ☒

Filed by a party other than the registrant: ☐

Check the appropriate box:

☐	preliminary proxy statement confidential, for use of the commission only (as permitted by rule 14 a-6 (E) (2))

☒	definitive proxy statement
☐	definitive additional materials
☐	soliciting material under §240.14a-12

Generex biotechnology corpORATION

(Exact of registrant as specified in its charter)

Payment of filing fee (check the appropriate box)

☒ no fee required

☐ fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	title of each class of securities to which transaction applies:
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☐ fee paid previously with preliminary materials

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The instant information statement is not being filed with the Securities and Exchange Commission 10 calendar days prior to the date definitive copies of such statement are first sent or given to security holders pursuant to §240.1 4c-5.

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Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	3
Item 1. Date, time and place information	4
Item 2. Revocability of proxies	4
Item 3. Dissenters rights of appraisal	4
Item 4. Persons making the solicitation	4
Item 5. Interest of certain persons and matters to be acted upon	5
Item 6. Voting Securities and Principal Holders Thereof	5
Item 7. Directors and executive officers	5
Curriculum Vitae for Directors	6
Joseph Moscato	6
Andrew Ro	6
Dr. Craig Eagle, MD.	6
Brian T. McGee.	7
Dr. James H. Anderson, Jr., MD	7
Lawrence Salvo	8
Mark J. Prioletti	8
Omar Gzouli	8
Item 8. Compensation of directors and executive officers.	9
SUMMARY COMPENSATION TABLE	9
OUTSTANDING EQUITY AWARDS AT JULY 31, 2019	9
DIRECTOR COMPENSATION	10
Item 9. Independent public accountants	10
Item 10. Compensation plans	11
Item 11. Authorization or issuance of securities otherwise than for exchange	12
None	12
Item 12. Modification or exchange of securities	12
Item 13. Financial and other information	12
Item 14. Mergers, consolidations, acquisitions and similar matters	12
Item 15. Acquisition or Disposition of Property	12
Item 16. Restatement of accounts	12
Item 17. Action with respect to reports.	12
Item 18. Matters not required to be submitted	12
Item 19. Amendment of character, bylaws, or other documents	13
Item 20. Other Proposed Actions.	13
Item 21. Voting Procedures.	13
Item 22. Information required in investment company proxy statement.	17
Item 23. Delivery of documents to security holders sharing an address.	17
Item 24. Shareholder Approval of Executive Compensation	17
Item 25. Exhibits.	18

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GENEREX BIOTECHNOLOGY CORPORATION

10102 USA Today Way

Miramar, Florida, USA 33025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD October 25, 2019

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Generex Biotechnology Corporation ("Generex") that will be held on October 25, 2019, at 10:00 a.m. (local time), at 10102 Miramar, Florida 33025, for the following purposes, as set forth in the accompanying Proxy Statement:

1.	To elect eight (8) directors to a three (3) year term;
2.	To ratify the appointment of Mazars USA, LLP independent public accountants for the year ending July 31, 2019;
3.	To approve the adjournment of the annual meeting, if necessary, to achieve quorum and/or solicit additional proxies to vote in favor of the proposals set forth in the election of directors.

Note - To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors has established Tuesday, September 3, 2019 at 4:00 PM EST, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Generex is complying with the Securities and Exchange Commission rule that permits us to furnish proxy materials to stockholders on the Internet. This Notice and the Proxy Statement were mailed to stockholders on or about Friday, September 13, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON October 25, 2019: The proxy statement for the annual meeting of stockholders will be made available to stockholders on the Internet at www.generex.com/proxy and www.proxyvote.com.

Your vote is very important. Whether or not you plan to attend the annual meeting of stockholders, we urge you to vote and to submit your proxy over the Internet, by telephone or by mail. If you are a registered stockholder and attend the meeting, you may revoke the proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

By order of the Board of Directors,

Joseph Moscato

Joseph Moscato, CEO, Generex

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Item 1. Date, time and place information.

The Shareholders meeting will take place on Friday, October 25, 2019 at the Offices of Generex located at 10102 USA Today Way, Miramar, Florida 33025 at 10:00 AM EST.

If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the meeting:

•	By Internet — We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com.
•	By Telephone — You may vote and submit your proxy by calling 1-800-690-6903.
•	By Mail — If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.
•	In Person – you may attend the annual shareholder meeting in person.

If you are a street-name stockholder, (i.e. your shares are held in the name of your financial institution) you will receive instructions from your bank, broker or other nominee describing how to vote your shares. Certain of these institutions offer telephone and Internet voting. Please refer to the information forwarded by your bank, broker or other nominee to see which options are available to you.

Item 2. Revocability of proxies.

You may revoke your proxy at any time before the polls close at the meeting.

If you are the record holder of your shares, you may change you vote by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting.
•	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on October 25, 2019.
•	Attending the meeting and notifying the election official that you wish to revoke your proxy and vote in person.
•	Sending a written notice to us that you are revoking your proxy. Notices may be sent to 10102 USA Today Way, Miramar, Florida 33025.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for revoking your proxy.

Item 3. Dissenters rights of appraisal.

There are no matters to be acted upon at the meeting for which shareholders may have appraisal, or dissenters’ rights, under the Delaware General Corporations Law.

Item 4. Persons making the solicitation.

This proxy is being solicited upon the request of Generex Biotechnology Corporation, with management and Board endorsement.

We have hired Alliance Advisors, LLC to assist us in soliciting proxies in connection with the annual meeting. We will pay Alliance’s fees, which we expect to be approximately $9,000, plus all expenses for such services. In addition, our directors, officers, and employees may solicit proxies by telephone, e-mail, and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders. All costs and expenses of any solicitation, including the cost of preparing this proxy statement and posting it on the Internet and mailing the Notice of Internet Availability of Proxy Materials, will be borne by Generex.

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Item 5. Interest of certain persons and matters to be acted upon.

The Board and executive management of Generex are:

Name	Position
Joseph Moscato	Chief Executive Officer, President, and Chairman of the Board
Terry Thompson	Chief Operating Officer
Anthony S. Crisci	Chief Legal Officer
Anthony J. Dolisi	Chief Commercial Officer
Mark Corrao	Chief Financial Officer
richard purcell	Senior Vice President of Research and Drug Development
jason terrell, md	Chief Medical and Scientific Officer
Andrew Ro	Chief Investment Officer, Director
Dr. Craig Eagle, MD	Director
Brian T. McGee	Director
Dr. James H. Anderson JR., MD	Director
Lawrence Salvo	Director
Mark J. Prioletti	Director
Omar Gzouli	Director

None of these individuals have any interest in the matters to be voted upon other than in their election as directors, if applicable.

Item 6. Voting Securities and Principal Holders Thereof.

As of September 3, 2019, there was one outstanding class of shares, the common voting shares. There were 64,223,955 outstanding shares. As of September 3, 2019, 20,375,900 shares are held of record by The Friends of Generex Trust, over which Mr. Moscato, our CEO and Director, holds voting power. Mr. Moscato has indicated that all shares held by such Trust will be voted for the election of directors and in favor of all proposals.

Item 7. Directors and executive officers.

The following Directors are interested parties and standing for election for the respective terms:

Name	Position	Age	Appointment Date	Term
Joseph Moscato	CEO, President and Chairman of the Board	56	November 21, 2017	2019-2022
Andrew Ro	Chief Investment Officer, Director	49	November 21, 2017	2017-2022
Dr. Craig Eagle, MD	Director	57	November 21, 2017	2019-2022
Brian T. McGee	Director	58	November 21, 2017	2019-2022
Dr. James H. Anderson Jr., MD	Director	69	December 9, 2010	2019-2022
Lawrence Salvo	Director	67	November 21, 2017	2019-2022
Mark J. Prioletti	Director	68	April 8, 2019	2019-2022
Omar Gzouli	Director	45	April 8, 2019	2019-2022

Executive officers who are not standing for election as directors are included in the table set forth under Item 5, above.

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Curriculum Vitae for Directors

Joseph Moscato. Mr. Moscato serves as the Company’s Chief Executive Officer, President, and Chairman of the Board.

Mr. Moscato has over 30 years of experience in healthcare, sales and marketing, distribution management, and finance.  Mr. Moscato brings his marketing and advertising acumen to drug discovery and diagnostic & treatment development and commercialization.  Since 2009, Mr. Moscato has been working as an exclusive consultant to the Company.  Mr. Moscato has originated and negotiated several licensing deals with the top biopharmaceutical companies; has advised on equity financings totaling over $300 million, and has implemented the broad strategic vision for the Company.  Mr. Moscato has worked and consulted for Pfizer in several capacities from sales and marketing to new drug discovery & development for licensing.  He has worked with other biopharmaceutical companies such as GlaxoSmithKline, Johnson & Johnson, Parke-Davis, Amgen and others.  Mr. Moscato has consulted for several healthcare focused private equity, hedge funds and family offices.

Mr. Moscato also owned several advertising and marketing agencies focused on media, entertainment, and healthcare with clients ranging from Motorola, Chadmoore Wireless, Nextel, Cannon, Sharp, GlaxoSmithKline, Pfizer, and other biopharmaceutical companies.  Mr. Moscato’s agency was acquired by William Douglas McAdams, one of the largest independent healthcare advertising and marketing agencies.

Andrew Ro. Mr. Ro serves as the Company’s Chief Investment Officer and a Director.

Mr. Ro has over 20 years’ experience in the financial markets ranging from trading global futures and equity markets, senior secured debt, convertible securities, private investments in public equities (PIPEs) and investing. Mr. Ro was a Consultant and Registered Representative with boutique investment and merchant banks where he consulted and advised US and international companies on capital markets, operational, and regulatory issues as well as being involved in capital raising, mergers & acquisitions, and strategic implementation. Mr. Ro was a Partner with an active Investment Fund where he was involved in originating, structuring, negotiating and closing financing transactions providing growth capital, acquisition financing, recapitalization, restructuring and general working capital to late-stage venture, distressed and middle market companies across all industries and sectors. Mr. Ro originated and structured over $2 billion in total commitments and managed a portfolio of over $650 million in investments. Mr. Ro graduated from George Mason University with a Bachelor in Science in Economics. He also held Series 3, Series 7, and Series 63 licenses.

Dr. Craig Eagle, MD. Dr. Eagle serves as an independent Director.

Dr. Eagle is currently the Vice President of Medical Affairs Oncology, Genentech where he oversees the medical programs across the oncology portfolio. Prior to his current role, Dr Eagle worked at Pfizer in several positions including as the oncology business lead in United Kingdom and Canada delivering  significant business growth. Previously, Dr Eagle was the global lead for Oncology Strategic Alliances and Partnerships based in New York at Pfizer Inc. and was involved in multiple deals on both the sell and buy side. Dr Eagle started work in Pfizer New York as the global Head of the Oncology Therapeutic Area Global Medical and Outcomes Group for Pfizer, including the US oncology business, in this role he oversaw an extensive oncology clinical trial program, health outcomes assessments and scientific collaborations with key global research organizations like the  National Cancer Institute (NCI), and EORTC. as part of this role Dr Eagle lead the worldwide development of several compounds including celecoxib, aromasin, irinotecan, dalteparin and ozagomicin, Concurrently

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Dr. Eagle attended Medical School at the University of New South Wales, Sydney, Australia and received his general internist training at Royal North Shore Hospital in Sydney. He completed his hemato-oncology and laboratory hematology training at Royal Prince Alfred Hospital in Sydney. He was granted Fellowship in the Royal Australasian College of Physicians (FRACP) and the Royal College of Pathologists Australasia (FRCPA). After his training, Dr. Eagle performed basic research at the Royal Prince of Wales hospital to develop a new monoclonal antibody to inhibit platelets.

Brian T. McGee. Mr. McGee serves as an independent Director.

Mr. McGee has served as director of Generex since 2004. Mr. McGee has served as Chairman of the Generex Audit Committee and a member of the Generex Compensation and Corporate Governance and Nominating Committees. Mr. McGee has been a partner of Zeifmans LLP ("Zeifmans") since 1995. Mr. McGee began working at Zeifmans shortly after receiving a B.A. degree in Commerce from the University of Toronto in 1985. Zeifmans is a Chartered Accounting firm based in Toronto, Ontario. A significant element of Zeifmans’ business is public corporation accounting and auditing. Mr. McGee is a Chartered Accountant. Throughout his career, Mr. McGee has focused on, among other areas, public corporation accounting and auditing. In 1992, Mr. McGee completed courses focused on International Taxation and Corporation Reorganizations at the Canadian Institute of Chartered Accountants and in 2003, Mr. McGee completed corporate governance courses on compensation and audit committees at Harvard Business School. In April 2004 Mr. McGee received his CPA designation from The American Institute of Certified Public Accountants. Mr. McGee has received a certificate in International Financial Reporting Standards issued by The Institute of Chartered Accountants in England and Wales in 2010. The Board believes that Mr. McGee’s knowledge and understanding of accounting and finance, his education and training in accounting and corporate governance, and his extensive experience in the accounting industry.

Dr. James H. Anderson, Jr., MD. Dr. Anderson serves as an independent Director.

Dr. Anderson has served as Director of the Company since June 2011. Dr. Anderson has previously served as Chairman of the Corporate Governance and Nominating Committee and a member of the Generex Compensation and Audit Committees, and has served on the Generex Scientific Advisory Board since October, 2010. Dr. Anderson is a diabetologist and endocrinologist who has been in the pharmaceutical industry for over 25 years. He is currently CEO and President of Symcopeia, a private drug discovery and development company focused on new mechanisms of action for the treatment of diabetes mellitus, and diabetes related obesity and cardiovascular diseases. Dr. Anderson also serves as medical director of PTS Diagnostics, a cardiometabolic medical device company. From 2005 to 2009, Dr. Anderson served as Senior Medical Director for Diabetes and Cardiometabolic Medicine with Eli Lilly and Company and had medical responsibility for diabetes and cardiometabolic drug development, and drove the clinical development, registration and launch of two families of diabetes care products, Humulin® and Humalog. At Eli Lilly, Dr. Anderson contributed to the inventions of the first recombinant DNA produced human insulin analog products, led multiple clinical drug development projects, was responsible for 6 US NDAs and had clinical responsibility for all insulin products worldwide. Dr. Anderson is an elected Fellow of the Faculty of Pharmaceutical Medicine of the Royal Colleges of Physicians of the UK, was a founding board member of the American Association of Pharmaceutical Physicians and is a Fellow of the American College of Endocrinology. Dr. Anderson has been active in the American Diabetes Association and is a member of the International Diabetes Federation, the European Association for the Study of Diabetes, and the Endocrine Society. Dr. Anderson is a founding editorial board member of two journals for diabetes, and serves on the editorial boards or as a reviewer for 5 other diabetes/endocrine journals. Dr. Anderson is a Clinical Associate Professor of Medicine for the Division of Endocrinology and Metabolism at the Indiana University School of Medicine and was awarded an M.D. from the LSU School of Medicine. Dr. Anderson attained the rank of Lieutenant Colonel in the US Army Medical Corps and during his military career, he served as the Chairman, Department of Clinical Investigation at the Army’s largest healthcare center, and Chief of the Medical Division of the US Army Medical Research Institute for Infectious Diseases. The Board believes that Dr. Anderson’s extensive experience in the pharmaceutical industry, his experience in the diabetes and endocrinology fields, combined with his business experience and judgment, provide our Board with valuable scientific and operational expertise.

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Lawrence Salvo. Mr. Salvo served as Generex Executive VP of Diagnostics and President of Hema Diagnostic Systems until March 2017, and therefore is not independent.

Mr. Salvo has over 20 years of experience in the design and development of rapid medical diagnostic tests for infectious diseases and over 30 years has successfully been directly involved in the management of international distribution and sales including high technology areas in electro-optics and other technical design applications. During that time, Mr. Salvo has developed and maintained substantial and long-term relationships within the People’s Republic of China as well as throughout South and Central America and into the African Continent. His experience includes direct interaction with such international organizations as the WHO, the Global Fund, USAID, the European Union and with multiple supply-chain management groups and multiple NGO’s. Mr. Salvo has been the primary force behind the concept of the design and development of the patented delivery systems of Hema Diagnostic Systems, which are incorporated into many of the current and future RDT’s for various infectious diseases as well as detection applications. These delivery systems continue to evolve and expand the application of rapid testing and are configured for human and veterinary uses.

Mr. Salvo is the founder of Hema Diagnostic Systems which grew out of the predecessor company, International Diagnostics and Medical Supply and has also been directly responsible for all international negotiations. Since leaving Hema Diagnostic Systems, Mr. Salvo has engaged in consulting activities. Mr. Salvo brings the full weight of his international experience, development and design expertise along with his substantial knowledge of the international RDT markets acquired from throughout the world. He is a graduate from St. Vincent de Paul Major Seminary, Boynton Beach, Florida

Mark J. Prioletti. Mr. Prioletti serves as an independent Director.

He is a highly experienced marketing and business professional with over 35 years of success in the wireless communications industry for government, enterprise, and consumer segments in both the US and International markets. Mr. Prioletti had a distinguished career at Motorola, leading Channel Marketing & Sales, New Program Development, Partnership and Alliance Development to vastly expand the Motorola sales operations, which continually generated profitable revenue and growth for both emerging markets and mature businesses. With exceptionally strong skills in marketing strategy and sales operation, Mr. Prioletti adds valuable expertise to the Board of Directors.

Omar Gzouli. Mr. Gzouli serves as an indedepndent Director.

Omar Gzouli currently is a Partner and portfolio manager at a London based alternatives investments manager, and prior to that was a Managing Director at another investment bank in London. Generex feels Mr. Gzouli’s experience in financing would be a value added benefit to Generex in financing, and Mr. Gzouli is independent.

Generex Biotechnology Corporation (www.generex.com) (OTCQB:GNBT) (http://www.otcmarkets.com/stock/GNBT/quote) is proud to announce the appointment of Omar Gzouli to the Board of Directors as a non-executive member. Mr. Gzouli is a global Finance Executive with a distinguished Investment Banking career in New York and London. Currently, he is a Partner and Portfolio Manager at a London, UK based alternatives investments firm. Previously, Mr. Gzouli was a Managing Director in Equity Derivatives at Barclays Investment Bank, London, UK where he was Global Head of Trading for the Equity and Funds Structured markets unit. In his time at Barclays, he was also Head of Equity Financing for Europe and Asia. Mr. Gzouli started his Investment Banking career at Lehman Brothers in New York, NY where he became a Managing Director on the U.S. Equity Structured Products Desk, leading the Trading team. Mr. Gzouli earned a Diplome d'Ingénieur in Applied Mathematics from Ecole Centrale Paris. He received his Masters of Science degree in Operations Research from the MIT Sloan School of Management.

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Item 8. Compensation of directors and executive officers.

In fiscal 2017 and fiscal 2018, due to limited resources, we only paid a small amount of bonus compensation to certain executive officers, in no way reflective of market rates or value of services.

SUMMARY COMPENSATION TABLE
Name & Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Joseph Moscato, CEO, President and Chairman of the Board	2016-2017	—	$50,000	—	—	—	—	—	$50,000
	2017-2018	—	$100,000	—	—	—	—	—	$100,000
	2018-2019		$103,144	—	—	—	—	—	$103,144
Terry Thompson, COO	2016-2017	—	—	—	—	—	—	—	—
	2017-2018	—	$10,000	—	—	—	—	—	$10,000
	2018-2019		$42,500	—	$1,502,325	—	—	—	$1,544,825
Anthony S. Crisci, CLO	2016-2017	—	—	—	—	—	—	—	—
	2017-2018	—	—	—	—	—	—	—	—
	2018-2019		$30,000	—	$792,039	—	—	—	$822,039
Mark Corrao CFO	2016-2017	—	$10,000	—	—	—	—	—	$10,000
	2017-2018	—	$40,000	—	—	—	—	—	$40,000
	2018-2019	—	$27,540	—	$9,892	—	—	—	$37,432
Anthony J. Dolisi, Chief Commercial Officer	2016-2017	—	—	—	—	—	—	—	—
	2017-2018	—	—	—	—	—	—	—	—
	2018-2019	—	—	—	$819,825	—	—	—	$819,825

OUTSTANDING EQUITY AWARDS AT JULY 31, 2019
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plane Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Joseph Moscato	—	—	—	—	—	—	—	—	—
Terry Thompson	140,000	280,000	—	$0.11	10/3/2028	—	—	—	—
	859,375	—	—	$0.64	11/1/2028	—	—	—	—
	250,000	500,000	—	$0.78	12/12/2028	—	—	—	—
	350,000	—	—	$1.02	5/30/2024	—	—	—	—
Anthony S. Crisci	24,500	49,000	—	$0.11	10/3/2028	—	—	—	—
	468,750	—	—	$0.64	11/1/2028	—	—	—	—
	100,000	200,000	—	$0.78	12/12/2028	—	—	—	—
	262,500	—	—	$1.02	5/30/2024	—	—	—	—
Mark Corrao	31,500	63,000	—	$0.11	10/3/2028	—	—	—	—
Anthony J. Dolisi	315,000	710,000	—	$1.02	5/30/2024	—	—	—	—
	500,000		—	$1.02	5/30/2024	—	—	—	—

None of our officers exercised options in the fiscal year ended July 31, 2019.

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Compensation Committee Report

The full Board of Directors of Generex Biotechnology Corporation performing the functions of the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the full Board of Directors commended and determined that the Compensation Discussion and Analysis be included in Generex’s Annual Report on Form 10-K for the year ended July 31, 2018 and in the proxy statement for the 2017 annual meeting.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Andrew Ro	$22,000	-	$2,198	-	-	-	$24,198
Dr. Gary Lyman	-	-	$2,198	-	-	-	$2,198
Dr. Craig Eagle	-	-	$2,198	-	-	-	$2,198
Brian McGee	-	-	$2,198	-	-	-	$2,198
Joseph Moscato	$103,144	-	-	-	-	-	$103,144
Lawrence Salvo	-	-	-	-	-	-	-
Mark Prioletti	-	-	-	-	-	-	-
Omar Gzouli	-	-	-	-	-	-	-

Item 9. Independent public accountants.

Generex is requesting the shareholders ratify the appointment of Mazars USA, LLP as independent auditors for the fiscal year ended July 31, 2019. MNP LLP ("MNP") served as our independent auditors since June 1, 2013, and resigned on May 6, 2019.

Auditors	Years	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
Mazars USA, LLP	2018-2019	$255,000	-	-	-
MNP, LLP	2018-2019 2017-2018	- $161,175	127,573 -	- $11,390	- -

MNP’s reports on our financial statements for the fiscal years ended July 31, 2018 and July 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that MNP’s reports on our financial statements for the fiscal years ended July 31, 2018 and July 31, 2017 did contain an explanatory paragraph regarding their substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

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During our past two fiscal years and the interim period through May 6, 2019, we had no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MNP’s satisfaction, would have caused MNP to make reference to the subject matter of the disagreement in connection with its report.

During our past two fiscal years and the interim period through May 6, 2019 MNP did not advise us of any of the matters specified in Item 304(a)(v) of Regulation S-K, except as follows:

MNP advised management of material weaknesses in internal controls during its review of our financial statements for the fiscal quarter ended January 31, 2019.  The internal control deficiencies were disclosed and detailed in Part 1, Item 4 of our 10-Q/A for that period, filed April 16, 2019. MNP discussed these issues with the Chairman of our Audit Committee. Generex has authorized MNP to respond fully to the inquiries of any successor accountant retained by Generex regarding these issues.

Generex has provided MNP a copy of the form 8-K and stating and requested MNP provide a letter to the Commission stating whether MNP agrees or disagrees with the statements contained herein.

During our fiscal years ended July 31, 2018 and July 31, 2017, and the interim period through May 31, 2019, we have had no consultations with Mazars concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or reportable event, as defined in Item 304(a)(1)(iv) of Regulation S-K.

The appointment of Mazars as independent public accountants was approved by the Board of Directors and audit committee of Generex Biotechnology Corporation.

Item 10. Compensation plans.

2017 Stock Compensation PLan
Name and Position	Dollar Value	Number of Units
Joseph Moscato, CEO	-	-
Terry Thompson, COO	$1,502,325	2,379,375
Anthony S. CriscI, CLO	$792,039	1,104,750
Mark Corrao, CFO	-	-
ANTHONY DOLISI, CCO	$819,825	815,000
richard Purcell, SVP R&D
Executive Group	$3,124,081	4,393,625
Non-Executive Directors	$12,090	115,500
Non-Executive Officer Employee Group	$3,854,048	5,467,000

(1) Mark Corrao has 95,000 valued at $9,892 which are included in “Executive Group”

(2) Richard Purcell has 369,500 valued at $268,234 which are included in “Non-executive Officer Employee Group”

(3) 253,500 options of non-executive directors valued at $75,843 are included in “Non-executive Officer Employee Group.” There are a total of 369,000 options outstanding with a dollar value of $87,933.

(4) Including the notes above, an additional 1,868,500 have been subsequently forfeited due to employee terminations, leaving a total of 2,535,000 options outstanding valued at $2,523,972 in the “Non-executive Officer Employee Group”

2006 Stock Compensation PLan
Name and Position	Dollar Value	Number of Units
Joseph Moscato, CEO	-	-
Terry Thompson, COO	-	-
Anthony CriscI, CLO	-	-
Mark Corrao, CFO	-	-
richard purcell, SVP R&D	-	-
Executive Group	-	-
Non-Executive Directors	$66,232	2,332
Non-Executive Officer Employee Group	$495,481	16,231

(1) 232 options were forfeited during the year leaving a total of 2,100 options outstanding valued at $64,000

(2) 6,718 options were forfeited during the year leaving a total of 9,450 options outstanding valued at $288,000

2001 Stock Option Plan – all stock and options under the 2001 stock option have been exercised or expired.

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Item 11. Authorization or issuance of securities otherwise than for exchange.

None

Item 12. Modification or exchange of securities.

No Securities are being Modified or exchanged pursuant to this annual vote.

Item 13. Financial and other information.

The Company’s filings on EDGAR are hereby incorporated into this DEF 14A by reference, specifically the Company’s 10-K, the annual report, for the fiscal year ended July 31, 2018 filed on October 26, 2018, the Company’s 10-Q, the first quarterly report, for the period ended October 31, 2018, filed on December 24, 2018, the Company’s 10-Q, the second quarterly report, for the period ended January 31, 2019, and the Company’s 10-Q, the Company’s third quarterly report, for the period ended April 30, 2019, can be found on EDGAR at www.sec.gov.

Item 14. Mergers, consolidations, acquisitions and similar matters.

No merger, consolidation, acquisitions, or similar matters are being voted upon.

Item 15. Acquisition or Disposition of Property.

Generex had issued a dividend of Antigen Express, Inc. d/b/a NuGenerex Immuno-Oncology to its shareholders in the amount of 1 share of Antigen Express, Inc. for every 4 shares of Generex common stock in February 2019. While this is not a disposition of one of its subsidiaries as Generex maintains majority control, it should be noted for full disclosure that Generex diluted its interest in Antigen to the benefit of Generex’s shareholders.

Item 16. Restatement of accounts.

No restatement of any accounts are being sought, disclosed, or ratified at this time.

Item 17. Action with respect to reports.

No actions or vote are scheduled to be taken with respect to any report concerning the Company’s directors, officers or committees or any minutes of a meeting of its security holders

Item 18. Matters not required to be submitted.

No actions or votes are scheduled to be taken with respect to any matter not required to be voted upon.

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Item 19. Amendment of character, bylaws, or other documents.

No amendment of the character of any articles of incorporation, charter, bylaws, or other governing documents are being sought at this time.

Item 20. Other Proposed Actions.

No actions or votes are scheduled to be taken that are not specifically referred to in this 14A proxy statement.

Item 21. Voting Procedures.

Why am I being furnished this Proxy Statement?

This Proxy Statement is provided to the stockholders of Generex in connection with the solicitation by our Board of Directors of proxies for use at our annual meeting of stockholders to be held October 25, 2019 at 10:00 a.m. (EST), at 10102 USA Today Way, Miramar, Florida 33025, and any adjournments or postponements thereof.

What are the items of business for the meeting?

The items of business for the meeting are as follows:

1.	To elect eight (8) directors to a three (3) year term;
2.	To ratify the appointment of Mazars USA, LLP independent public accountants for the year ending July 31, 2019; and
3.	To approve the adjournment of the annual meeting, if necessary, to achieve quorum and/or solicit additional proxies to vote in favor of the proposals set forth in the election of Directors.

Note - To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who is soliciting my proxy?

The Board of Directors is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the meeting whether or not you attend the meeting in person.

What if I received in the mail a Notice of Internet Availability of Proxy Materials?

In accordance with rules adopted by the Securities and Exchange Commission (SEC), we are providing access to our proxy materials over the Internet. Accordingly, on or about September 13, 019, we are mailing to our record and beneficial stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. You may request a printed copy of our proxy materials for the Annual Meeting. If you wish to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.

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Who is entitled to vote?

You may vote if you owned shares of Generex’s common stock as of the close of business on September 3, 2019, which is the record date. You are entitled to one vote for each share of common stock that you own. As of September 6, 2019, there was one outstanding class of shares, the common voting shares. There were 64,223,955 outstanding shares, making an affirmative vote of 32,111,977 +1.

How do I vote before the meeting?

If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the meeting:

•	By Internet — We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com.
•	By Telephone — You may vote and submit your proxy by calling 1-800-690-6903.
•	By Mail — If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares. Certain of these institutions offer telephone and Internet voting. Please refer to the information forwarded by your bank, broker or other nominee to see which options are available to you.

We provide Internet and telephone proxy voting to allow you to vote your shares on-line or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet or telephone access, such as usage charges from Internet access providers and telephone companies.

What shares can I vote?

You may vote all shares owned by you as of the close of business on September 3, 2019, the record date. These shares include:

•	Shares held directly in your name as the stockholder of record; and
•	Shares of which you are the beneficial owner but not the stockholder of record (typically referred to as being held in “street name”). These are shares that are held for you through a broker, trustee or other nominee such as a bank.

May I vote at the meeting?

You may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy over the Internet, by telephone or by mail.

How do I revoke my proxy?

You may revoke your proxy at any time before the polls close at the meeting.

If you are the record holder of your shares, you may change you vote by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting.
•	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on October 24, 2019.
•	Attending the meeting and notifying the election official that you wish to revoke your proxy and vote in person.
•	Sending a written notice to us that you are revoking your proxy. Notices may be sent to 10102 USA Today Way, Miramar, Florida 33025.

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If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for revoking your proxy.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, vote by telephone, return your proxy, or vote by ballot at the annual meeting.

If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ un-voted shares on some routine matters. It is possible that brokers will not have discretionary voting authority with respect to certain items; in which case, if you do not instruct your broker how to vote with respect to non-routine items, your broker may not vote with respect to those matters. We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this Proxy Statement.

What if I return my proxy card but do not provide voting instructions?

If you are a stockholder of record and you do not specify your vote on each proposal individually when submitting a proxy via the Internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

1.	To elect eight (8) directors to a three (3) year term as previously mentioned;
2.	To ratify the appointment of Mazars USA, LLP independent public accountants for the year ending July 31, 2019;
3.	To approve the adjournment of the annual meeting, if necessary, to achieve quorum and/or solicit additional proxies to vote in favor of the proposals set forth in the election of directors (Item #1);
•	NOTE: To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or one proxy card?

Your shares are probably registered in more than one account. You should vote all of your shares. We encourage you to consolidate all of your accounts by registering them in the same name, social security number and address. For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, Broadridge Financial Solutions, at 1-800-733-1121.

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May stockholders ask questions at the meeting?

Yes. Generex representatives will answer stockholders’ questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

Generally, in order for us to conduct our meeting, a majority of our outstanding shares of common stock as of September 3, 2019 must be present in person or by proxy at the meeting. This is referred to as a quorum. If a quorum is not present, we expect that the annual meeting will be adjourned until we obtain a quorum. Under our By-laws, the holders of a majority of the voting rights for a particular proposal must be present at the meeting for a quorum to exist as to that proposal.

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. Shares voted by banks or brokers on behalf of beneficial owners are also counted as present at the meeting. In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any matter properly brought before the meeting. Broker non-votes occur on a matter when a bank or broker is not permitted under applicable rules and regulations to vote on a matter without instruction from the beneficial owner of the underlying shares and no instruction has been given.

How many votes are needed for each proposal and how are the votes counted?

The standard for voting is as follows:

•	Directors – Directors shall be elected by a plurality (a majority of votes eligible to vote) of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors;
•	All other matters – In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders;
•	Abstentions and Broker Non-votes – In director elections, abstentions and broker non-votes will not have an impact under a plurality standard or the typical majority vote standard. In non-director elections, abstentions have the effect of a vote against (because they are present and entitled to vote), while broker non-votes do not have an impact (because they are not entitled to vote on non-routine items).
•	Quorum - The presence of the owners of a majority of the shares eligible to vote at the Annual Meeting is required in order to hold the Annual Meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted by telephone, via the Internet or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the Annual Meeting. Under the General Corporation Law of the State of Delaware, at the Annual Meeting, both the shares associated with withhold votes, abstentions and broker non-votes will be counted as present and entitled to vote and therefore, will count for purposes of determining whether a quorum is present at the Annual Meeting. However, in a contested election, there will be no broker non-votes, and shares for which beneficial owners have not provided voting instructions to their banks or brokers will NOT count for purposes of calculating whether a quorum is present.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

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Is Generex aware of any other item of business that will be presented at the meeting?

The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Who can answer any questions I may have about the annual meeting of stockholders and voting my shares?

Shareholders may contact Broadridge, Generex's transfer agent for the annual meeting of stockholders, toll-free at (800) 733-1121.

Where do I find the voting results of the annual meeting?

We will report the voting results in a current report on Form 8-K within four business days after the end of the annual meeting.

Who bears the costs of soliciting these proxies?

The Company has bore the cost of this proxy solicitation.

Item 22. Information required in investment company proxy statement.

Not applicable.

Item 23. Delivery of documents to security holders sharing an address.

Only proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to multiple security holders sharing an address unless the registrant has received contrary instructions from one or more of the security holders prior to the transmittal of this proxy statement.

The Company shall deliver promptly, upon written or oral request, a separate copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of an annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable.

The Company’s address is 10102 USA Today Way, Miramar, Florida 33025, (416) 364-2551, and if you are a shareholder wishing to receive a separate copy of the proxy materials, please mail or phone the Company and the Company will mail you a separate copy of the proxy materials.

Item 24. Shareholder Approval of Executive Compensation.

The Company is not requesting approval of executive compensation at this time.

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Item 25. Exhibits.

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Generex Biotechnology Corporation
c/o Broadridge Financial Solutions
PO Box 1342
Brentwood, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/24/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/24/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors to a three (3) year term

Nominees

01 Joseph Moscato
02 Andrew Ro
03 Dr. Craig Eagle, MD
04 Brian T. McGee
05 James Anderson Jr., MD
06 Lawrence Salvo
07 Mark Prioletti
08 Omar Gzouli

The Board of Directors recommends you vote FOR proposals 2 and 3.

0000423556_1 R1.0.1.18

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Proxy Statement is available at www.proxyvote.com

GENEREX BIOTECHNOLOGY CORPORATION
This proxy is solicited on behalf of the Board of Directors
Annual Meeting of Stockholders
October 25, 2019

The undersigned hereby appoints Anthony S. Crisci and Joseph Moscato, and each of them acting solely, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Generex Biotechnology Corporation that the stockholders shares entitled to vote at the Annual Meeting of Stockholders to be held at 10102 USA Today Way, Miramar, FL 33025 on Friday, October, 25, 2019 at 10:00am (local time), and any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side

0000429355_2 R1.0.1.18

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